SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8‑K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
DATE OF REPORT - November 13, 2012
(Date of Earliest Event Reported)

AK STEEL HOLDING CORPORATION
(Exact name of registrant as specified in its charter)

Commission File No. 1-13696

Delaware	31-1401455
(State of Incorporation)	(I.R.S. Employer Identification No.)

9227 Centre Pointe Drive West Chester, OH	45069
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (513) 425-5000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

❑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

❑	Solicitation material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

❑	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

❑	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02    Results of Operations and Financial Condition.

The disclosures required by this Item 2.02 are contained in Item 8.01 set forth below.

Item 7.01    Regulation FD Disclosure.

On November 13, 2012, AK Steel Corporation (collectively with AK Steel Holding Corporation, the “Company”) issued a press release, a copy of which is attached hereto as Exhibit No. 99.1 and incorporated by reference herein, announcing guidance for its fourth quarter 2012 financial results.

The Company also is providing information with respect to its Magnetation LLC joint venture (“Magnetation”), AK Coal Resources, Inc. (“AK Coal”), certain other cost reduction initiatives, and its estimates for the Company's required annual pension contributions over the next three calendar years. This information is provided below.

Magnetation. The estimated benefits associated with Magnetation will vary based on the market price of iron ore, which fluctuates with the IODEX. While the future pricing of iron ore is not known, the Company currently estimates that its annual margin benefit attributable to Magnetation when a planned Magnetation pellet plant is fully operational would be approximately $60.0 million, $90.0 million and $130.0 million based on an assumed IODEX of $100, $120 and $140 per metric ton, respectively. This estimated benefit assumes the design and development of the pellet plant is successfully completed, including site selection and permitting and that Magnetation is successful in obtaining financing for its capital needs, and reflects the Company's current estimate of construction and operating costs. Actual results could differ.

AK Coal. The estimated benefits associated with AK Coal will vary based on the market price of low volatile metallurgical coal. While the future pricing of metallurgical coal is not known, the Company currently estimates that its annual margin benefit attributable to AK Coal when fully operational would be approximately $20.0 million, $30.0 million and $40.0 million based on assumed low volatile metallurgical coal prices of $110, $120 and $130 per net ton, respectively. This estimated benefit assumes the development of the mine is successfully completed and required permits are obtained, and reflects the Company's current estimate of capital investment and operating costs. Actual results could differ.

Other cost reduction initiatives. Other strategic initiatives to lower the Company's costs include the higher utilization of its production facilities and the implementation of a strategic purchasing procurement system. The Company estimates that by improving its operating rates by 10%, the Company would achieve annual cost improvements totaling approximately $40.0 million. The Company's estimated annual cost savings with the implementation of its strategic purchasing system are approximately $25.0 million.

Annual pension contributions. Based on current actuarial valuations, the Company estimates that its required annual pension contributions will be approximately $180.0 million for 2013, approximately $240.0 million for 2014 and approximately $153.0 million for 2015. The calculation of estimated future pension contributions requires the use of assumptions concerning future events. The most significant of these assumptions relate to future investment performance of the pension funds, actuarial data relating to plan participants, and the interest rate used to discount future benefits to their present value. Because of the variability of factors underlying these assumptions, including the possibility of future pension legislation, the reliability of estimated future pension contributions decreases as the length of time until the contributions must be made increases.

Safe Harbor Statement

The statements in Section 7.01 of this Current Report on Form 8-K with respect to future results reflect management's estimates and beliefs and are intended to be, and hereby are identified as “forward-looking statements” for purposes of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Words such as “expects,” “anticipates,” “believes,” “intends,” “plans,” “estimates” and other similar references to future periods typically identify such forward-looking statements. The Company cautions readers that such forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those currently expected by management, including those risks and uncertainties discussed in the Company's Annual Report on Form 10-K for the year ended December 31, 2011, as updated in subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K filed with or furnished to the Securities and Exchange Commission. Except as required by law, the Company disclaims any obligation to update any forward-looking statements to reflect future developments or events.

Item 8.01    Other Events.

In June 2011, the Financial Accounting Standards Board issued guidance on the presentation of comprehensive income in financial statements. The Company adopted this guidance effective December 31, 2011. The table below presents additional disclosure of comprehensive income that was not included in the Company's Annual Report on Form 10-K for the year ended December 31, 2011 (the “Annual Report”) to be in conformity with the presentations made in the Company's subsequently filed Quarterly Reports on Form 10-Q for the periods ending March 31, June 30 and September 30, 2012. The following information should be added to the Condensed Statements of Operations included in note 19 to the consolidated financial statements included in the Annual Report.

AK Steel Holding Corporation
Condensed Statements of Operations
(dollars in millions)

	AK Holding	AK Steel	Other	Eliminations	Consolidated Company
Comprehensive income (loss):
Year ended December 31, 2011	$(245.5)	$(242.9)	$48.6	$189.8	$(250)
Year ended December 31, 2010	$(204.2)	$(201.5)	$40.8	$158.9	$(206)
Year ended December 31, 2009	$(66.3)	$(63.9)	$40.2	$20.3	$(69.7)

The information set forth in Items 2.02 and 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 hereto, is being furnished herewith and shall not be deemed to be filed under Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01	Financial Statements and Exhibits.

	(d)	Exhibit:

		99.1	Press Release issued on November 13, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AK STEEL HOLDING CORPORATION

	By:	/s/ David C. Horn
David C. Horn
Secretary

Dated: November 13, 2012

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release issued on November 13, 2012